Exhibit 99.1

November 2026 Corporate Presentation

Forward - Looking Statements & Safe Harbor Except for historical information set forth herein, the matters set forth in this presentation contain forward - looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates,” “predicts," "potential" or "continue," the negative of these terms and other comparable terminology. We cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements. We are under no duty to update any of these forward - looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations. These statements are based upon the current beliefs and expectations of Turn Therapeutics' management and are subject to significant risks and uncertainties . By their nature, forward - looking statements involve risks and uncertainties because they depend on circumstances that may or may not occur in the future . If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially . Risks include : industry competition ; economic factors ; regulatory challenges ; uncertainties in clinical development and obtaining regulatory approvals ; no guarantees that pipeline products will prove commercially successful ; reliance on third - party partnerships and manufacturers ; dependence on patent protections for PermaFusion® ; and ability to access adequate capital . Although these statements are based on assumptions we believe are reasonable, we caution that forward - looking statements are not guarantees of future performance and you should not place undue reliance on them. Turn Therapeutics undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise. Additional factors can be found in the company's SEC filings available at www.sec.gov . This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third - party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

Patented Multi - Step Mixing Process w/out Emulsifier Petro / Oil Carrier API in Liquid Solvent 3 PermaFusion: API - Agnostic Delivery Platform A potentially transformative delivery platform enabling stable, emulsifier - free dispersion of active ingredients in oil - based carriers for superior penetration by APIs • Multi - patented, proprietary process • API - agnostic drug delivery platform designed for continued innovation • Suspended, non - diluted nanodroplets embedded within oil - based carrier deliver active ingredients through skin, nails, and mucous membranes • Compatible with any liquid or liquid - soluble API, including live payloads (i.e., viruses/vectors) 1.3 Micron Active ingredient nanodroplets suspended within petrolatum matrix 3

Executive Summary

Turn Therapeutics is a biotechnology company developing GX-03, a potential first-in-class, precision, non-systemic immunomodulation therapy that targets IL-36 and key downstream cytokines to address high-unmet-need inflammatory diseases, with an initial focus on moderate to severe AD.

IL-36/IL-31 Inhibitor – GX-03

Novel MOA

employs precision immunomodulation to prevent unnecessary immune activation and systemic uptake

200,000+

patients have received GX-03 with zero reported adverse events[1]

Robust IP

including issued composition and method patents, supporting durable commercial exclusivity

Phase 2 RCT trial

underway for moderate to severe AD, topline results expected Q1 2027

FDA clearances

with non-cytotoxic, non-sensitizing and non-irritating claims



TURN THERAPEUTICS

1. In other FDA cleared indications (or as a management tool for chronic wound care)

4

Turn Tx Pipeline Expected ph 2 topline results (Q1 2027) PRECLINICAL PHASE I PHASE 2 PHASE 3 Upcoming Milestones 1 Moderate - to - Severe Atopic Dermatitis (AD) Q1 2027: Topline Readout Mid - 2027: Phase 3 initiation GX - 03 IL - 36 α , IL - 36 γ , IL - 31 and IL - 4 inhibitor Non - systemic and non - steroid potentially best - in - class topical Onychomycosis (Toenail Fungus) Q2 2027: Phase 3 initiation Hidradenitis Suppurativa (HS) Q1 2027: Phase 2a initiation Medical Devices FDA - cleared antimicrobial surgical gauze out - licensed Sterile collagen powder out - licensed for $70M+ milestones 1. Subject to successful completion of each phase and capital availability. 5

GX - 03 for AD Phase 2 Ongoing IL - 4 IL - 31 IL - 36 6

7 The Chronic Inflammatory ‘Loop’ Skin Barrier Disruption Skin barrier disruption results in release of IL - 36 IL - 36 IL - 31 Drives Itch & Scratch IL - 31 release drives TH2 IL - 31 itch which leads to IL - 4, further disruption IL - 13, of the skin barrier IL - 31 and restarts loop Chronic AD Cycle Th2 Immune Response IL - 36 initiates TH2 signaling with IL - 4, IL - 13, and IL - 31 release 7

Stop the ‘Loop’ GX - 03 Inhibition IL - 36 and IL - 31 Inhibition GX - 03 targets key upstream and downstream cytokines to stop the chronic inflammatory ‘loop’ GX - 03 suppresses IL - 36 release via targeted modulation of the epithelial microenvironment, blunting Th2 response GX - 03 suppresses IL - 31 signaling, blunting itch/scratch signal and continued barrier disruption 8 8

Ongoing Adaptive Phase 2a/2b for GX - 03 in AD Phase 2a N ≈ 50 - 1:1 Randomized - Double - blind - Wide Inclusion - Age: 18 - 80 - BID Topical - IDMC Governed Phase 2a/Stage 1 Results Broad Inclusion Criteria (vIGA≥3 OR EASI≥7.0) n = 50 (ITT) | GX - 03 = n 27 | Vehicle = n 23 Phase 2b N ≈ 120 - 136 (Optimized Phase 2b/ Stage 2) 59.3% 40.7% Currently Enrolling 30.4% Week 4 vIGA Success Δ 28.8% 70.4% 52.2% Week 4 EASI - 75 Δ 18.2% 51.9% 34.8% Week 8 EASI - 90 Δ 17.1% 17.4% Week 8 EASI - 100 Δ 23.3% GX - 03 Vehicle GX - 03 Vehicle GX - 03 Vehicle GX - 03 Vehicle Select Key Endpoints Evaluated To Optimize Phase 2b/Stage 2 Design 9

How is Atopic Dermatitis Severity Measured? Lesion Severity vs Inflammatory Burden Lesion Severity Measured through vIGA - AD Inflammatory Burden Measured through EASI ▪ Validated Investigator Global Assessment (vIGA - AD) : A 5 point scale (0 - 4) rating overall disease severity based on the worst lesion characteristics – erythema, papulation, and lichenification . ▪ Eczema Area Severity Index (EASI) : A weighted score (0 - 72) that accounts for the extent (% body surface area) and intensity of inflammation across 4 body regions. ▪ Key Difference : vIGA reflects the severity of the single worst area; EASI captures total inflammatory burden across the whole body. vIGA = 4 EASI ≈ 1.1 vIGA = 4 EASI ≈ 17 10

Enrichment for PP-NRS≥7 Produced Stronger Treatment Separation in Key Efficacy Endpoints

	Week 4 vIGA-AD Success (vIGA of 0/1 with ≥ 2 grade improvement)			Week 4 EASI-75 (≥75% Improvement from Baseline)			Week 8 EASI-90 (≥90% Improvement from Baseline)			Week 8 EASI-100 (Complete Clearance)		
	GX-03	Vehicle	Δ	GX-03	Vehicle	Δ	GX-03	Vehicle	Δ	GX-03	Vehicle	Δ
ITT N=50 (100% of Stage 1 completers) GX-03: **n=27** Vehicle: **n=23**	59.3%	30.4%	Δ 28.8% p≈0.056	70.4%	52.2%	Δ 18.2%	51.9%	34.8%	Δ 17.1%	40.7%	17.4%	Δ 23.3%
PP-NRS ≥ 5 N=40 (80% of Stage 1 completers) GX-03: **n=21** Vehicle: **n=19**	61.9%	21.1%	Δ 40.8% p≈0.018	71.4%	47.4%	Δ 24.0%	42.9%	31.6%	Δ 11.3%	38.1%	15.8%	Δ 22.3%
PP-NRS ≥ 6 N=35 (70% of Stage 1 completers) GX-03: **n=18** Vehicle: **n=17**	72.2%	17.7%	Δ 54.5% p≈0.002	77.8%	47.1%	Δ 30.7%	50.0%	29.4%	Δ 20.6%	44.4%	17.7%	Δ 26.7%
PP-NRS ≥ 7 (Stage 2 Enrichment Strategy) N=25 (50% of Stage 1 completers) GX-03: **n=13** Vehicle: **n=12**	61.5%	8.3%	Δ53.2% p≈0.012	69.2%	25.0%	Δ 44.2%	53.8%	16.7%	Δ 37.1%	46.2%	8.3%	Δ 37.9%

Week 4 vIGA-AD Success is Anticipated to be the Registrational Endpoint

11

Stage 2/Phase 2b Design Optimized Design Baseline EASI 1.1 - 7 N= ~60 1:1 Randomized Baseline EASI 7.1 - 15.9 N= ~60 1:1 Randomized Three Targeted Enrollment Groups Stratified by Baseline EASI Baseline EASI ≥ 16 N= ~16 1:1 Randomized Enrollment continued during Stage 1 Analysis and Stage 2 Optimization Population: • N = ~ 120 - 136 ( Powered to ≥ 99.8% ) • EASI ≥ 1.1, IGA ≥ 3 and PP - NRS ≥ 7 • Age: 18 – 80 • No concomitant therapy Design: • Double - blind • 1:1 Randomized w/ Prospective 1:1 Stratification • Vehicle Controlled • BID Topical • Week 4 and Week 8 Endpoints • IDMC Governed Adaptive Design Selected Endpoints: • Week 4 – vIGA - AD of 0/1 with ≥ 2 grade improvement • Week 4 – EASI - 75 • Week 8 – EASI - 90 • Week 8 – EASI - 100 12

Stage 2/Phase 2b – Representative Subgroup from Phase 2a Baseline EASI ≥ 1.1 and Baseline PP - NRS ≥ 7 Legends: GX - 03 Vehicle SD – GX - 03 SD – Vehicle Vehicle (n=12) GX - 03 (n=13) Baseline Characteristics 7.2 (5.7) 12.1 (13.3) Mean EASI (SD) 3.08 (0.49) 3.15 (0.36) Mean vIGA (SD) Baseline characteristics favor Vehicle 13

Stage 2/Phase 2b – Representative Subgroup from Phase 2a Baseline EASI ≥ 1.1 and Baseline PP - NRS ≥ 7 *Fisher’s Exact Test Stage 2 Statistical Power at n ≈ 135 Two - Sided p - value* Treatment Difference Vehicle (n=12) GX - 03 (n=13) Stage 2 Selected Endpoints ~99.99% 0.0123 Δ 53.2% 8.3% (1/12) 61.5% (8/13) Week 4 vIGA - AD Success Anticipated Registrational Endpoint ~99.99% 0.0407 Δ 44.2% 25.0% (3/12) 69.2% (9/13) Week 4 EASI - 75 ~99.83% 0.0914 Δ 37.1% 16.7% (2/12) 53.8% (7/13) Week 8 EASI - 90 ~99.97% 0.0704 Δ 37.9% 8.3% (1/12) 46.2% (6/13) Week 8 EASI - 100 Vehicle n=12 GX - 03 n=13 Baseline Characteristics 7.2 (5.7) 12.1 (13.3) Mean EASI (SD) 3.08 (0.49) 3.15 (0.36) Mean vIGA (SD) Baseline characteristics favor Vehicle Enrichment for PP - NRS≥7 Produced Stronger Treatment Separation in Multiple Key Efficacy Endpoints 14

Phase 2a – Safety Summary GX - 03 N = 27 Vehicle N = 23 Subjects with AE, n Severe (Grade ≥ 2) Serious AEs AEs leading to study drug discontinuation 1* 0 0 0 1** 0 0 0 * Subject reported a mild warming sensation that was described as pleasant. ** Subject reported a common cold which was determined by PI to not be treatment related. 15

AD TAM & Prevalence 16.5M US patients suffer from AD 1 6.6M patients in moderate - severe category 1 AD is the largest and fastest growing I&I market in the U.S. 2 1. The National Eczema Association (NEA) 2. Largest by patient population, fastest based on projected market size (EvaluatePharma) 3. https://www.grandviewresearch.com/horizon/outlook/atopic - dermatitis - drugs - market/united - states 4. Subject to successful completion of each phase and capital availability. 16 High Unmet Needs US Market Size 3 ▪ Safe therapies ▪ Non - systemic therapies ▪ Rapid Action ▪ Needle - free options $9.6B 6.8% CAGR GX - 03 Path to Market 4 $6.9B Q1 2027 Phase 2 Topline Results Expected 2027 Planned Phase 3 Initiation 2029 Potential Commercial Launch 2025 by 2030 16

GX-03: For Patients Across The Full Moderate-Severe AD Spectrum

Lower EASI (1.1 – 7)

Patients with clinically moderate-severe lesions per vIGA are not all eligible for the same treatments based upon current guidelines

Higher EASI (>20)

Moderate, Limited
IGA 3/4 - EASI 1.1 - 3



Typical Therapy Used
- *Corticosteroids*
- *Calcineurin Inhibitors*
- *Ruxolitinib (Opzelura®)*
- *Tapinarof (Vtama®)*

Moderate, Scattered
IGA 3/4 - EASI 3.1 – 7



Typical Therapy Used
- *Corticosteroids*
- *Calcineurin Inhibitors*
- *Ruxolitinib (Opzelura®)*
- *Tapinarof (Vtama®)*

Currently Treated with Topicals (PDE4, AhR, JAK)

Moderate, Extensive
IGA 3 - EASI 14-16



Typical Therapy Used
- *High potency steroids*
- *Dupilumab (Dupixent®)*
- *Upadacitinib (Rinvoq®)*

Severe, Extensive
IGA 4 - EASI > 20



Typical Therapy Used
- *Dupilumab (Dupixent®)*
- *Upadacitinib (Rinvoq®)*
- *Tralokinumab (Adbry®)*
- *Abrocitinib (Cibinqo®)*

Currently Treated with Biologics

Patients with EASI<16 and IGA 3/4 are oftentimes not eligible for biologics despite clinically significant, localized disease.

TURN THERAPEUTICS

17

GX - 03 for Onychomycosis Phase 3 Ready 18

19 GX - 03 – Human Data in Onychomycosis Before After “Novel Approach to Polymicrobial Nail Infection” R. Dan Davis, DPM Former President of American Podiatric Medical Association Study Design (n ≈ 100) • GX - 03 applied once daily or BID application • No debridement or occlusive dressings required Study Results • Visible evidence of Beau’s line development, clear nail plate • 70% complete cure 1 (approx.) with once - daily application • 85% complete cure 1 (approx.) with BID application • No adverse events reported during the study 1. Complete cure is defined as 0% involvement of the target toenail (no clinical evidence of onychomycosis of the target toenail).

Current Topicals for Onychomycosis 1. https://pubmed.ncbi.nlm.nih.gov/21555762/ 2. Complete cure is defined as 0% involvement of the target toenail (no clinical evidence of onychomycosis of the target toenail). 3. Not studied in head - to - head trials with GX - 03 20 In the same in - vivo model, GX - 03 successfully penetrated the nail, REDUCING FUNGAL BURDEN BY 12% - 18% with just two weeks of application. ¹ Lipid - based delivery enables passive diffusion of API through lipid bilayers. Currently approved topical onychomycosis products have failed to penetrate the nail and eliminate fungal pathogens leading to lower complete cure rates 2,3 100 80 6.5% Fungal Burden (%) 60 40 8.9% 20 0 17.8% Group 1 (non - infected control) Group 2 (infected control) Group 3 (infected + GX - 03) GX - 03 successfully penetrated nails and eliminated fungal pathogens in the standard model

Onychomycosis TAM & Prevalence Less than 30% of the affected population seeks treatment due to lack of awareness, limited efficacy and hepatotoxicity of available therapeutics 4 US Market Size 2 21 High Unmet Needs • Effective therapies as current topical treatments are only 6 - 18% effective • Patent cliff for current onychomycosis treatments in 2026 $2.8B $1.96B 5.00% CAGR GX - 03 Path to Market 3 14% of population suffers from onychomycosis 1 2026 Phase 3 Ready 2027 Planned Phase 3 Initiation 1 in 7 people globally suffers from onychomycosis 1 2025 by 2030 2030 Potential Commercial Launch 1. https://www.cdc.gov/ringworm/hcp/clinical - overview/index.html 2. https://www.precedenceresearch.com/dermatophytic - onychomycosis - treatment - market 3. Subject to successful completion of each phase and capital availability. 4. https://www.mdedge.com/dermatology/article/99462/hair - nails/onychomycosis - treatment - united - states 21

Planned Phase 3 Pivotal Trial Q4 2028 Topline Results Expected Q2 2027 First Patient Dosing Planned 1H 2028 Interim Analysis Expected o Mycological Cure at Week 52 o < 5% Clinical Involvement at Week 52 o < 5% Mycological Involvement at Week 52 Population: • N ≈ 250 • Age: 18 – 80 • No concomitant therapy Design: • Double - blind • 1:1 Randomized • Vehicle Controlled • BID Topical Application • Week 52 Endpoints • Week 26 Interim Analysis Endpoints: • Primary: Complete Cure at Week 52 • Key Secondary Endpoints: 2028E 2027E 2026 22 22

GX - 03 for Hidradenitis Suppurativa (HS) Preclinical Stage IL - 36 23

HS – Major I&I Challenge with Significant Unmet Need

Inflammatory Burden
HS is an IL-36 driven chronic, inflammatory, recurrent skin disease that causes follicular occlusion and rupture leading to painful inflammatory nodules and abscesses

GX-03's IL-36 Pathway
GX-03 inhibits IL-36 signaling at site of disease, which may help downregulate key inflammatory mediators (IL-1β, IL-17A and TNFα)

Skin Dysbiosis
Inflamed, occluded follicles trap anaerobic bacteria, resulting in tunnels, draining, and intensifying disease

GX-03 Manages Dysbiosis
GX-03 manages skin dysbiosis by selectively eliminating trapped anaerobes without cytotoxicity or sensitization

Systemic Options
Current HS treatments include steroids, biologics, and antibiotics, increasing the risk of treatment-related side effects

Non-Systemic Topical
GX-03's non-systemic topical application potentially provides safe, needle-free treatment of both IL-36 driven inflammation and bioburden

HS Progression


Early Nodule


Inflammatory Nodule


Abscess


Draining Tunnels

TURN THERAPEUTICS

24

GX-03 – Planned Phase 2a Trial in HS

Q1 2027
First Patient Dosing Planned

Q4 2027
Topline Readout Expected

2026 | 2027E | 2028E

Trial Design[1]

Population

- 40 GX-03:40 Vehicle (1:1, stratified by baseline disease severity)
- Adults with Hurley Stage I/II
- Topical GX-03 applied BID (vs matched vehicle) for 16 weeks

Study Design & Evaluations

- Randomized, double-blind, vehicle-controlled
- Safety and tolerability
- Standardized target-lesion assessment and photography

Primary Efficacy Family:

- **Week 8 – Change from Baseline in AN Count**
- **Week 16 – Change from Baseline in AN Count**

Both primary endpoints will be tested using a Holm's two-sided test wherein success in either endpoint can be achieved

Secondary Endpoints:

- AN Count at Week 2, 4 and 12
- Percentage reduction in AN Count at all post-baseline visits
- HiSCR50 at Week 2, 4, 8, 12 and 16
- HiSCR75 at Week 2, 4, 8, 12 and 16
- SP-NRS30 change from baseline in the 7-day average of daily worst pain at all post-baseline visits
- Itch NRS (daily)
- IHS4 at all post-baseline visits
- Draining tunnel count and drainage status at all post-baseline visits
- DLQI at 1, Week 8 and 16
- Need for rescue treatment

1. Planned, subject to finalization

TURN THERAPEUTICS
25

HS – TAM & Prevalence 26 High Unmet Need ~900K adults diagnosed with HS 1 Market Size 3 $7.8B 15.6% CAGR 3x more common in women than men 1 ▪ Safe, non - systemic therapies ▪ Lower cost treatment options ▪ Limited approved treatment options for children ▪ Tachyphylaxis and treatment durability 70% of global HS revenue is derived from US 2 $1.96B Today by 2034 1. https://www.sciencedirect.com/science/article/abs/pii/S0738081X23000998 2. https://www.delveinsight.com/report - store/hidradenitis - suppurativa - market 3. https://www.pharmaceutical - technology.com/analyst - comment/hs - market - 7mm - 2034/ 26

GX - 03 – Future Clinical Milestones 1 2026 2027E 2028E Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 AD Atopic Dermatitis HS Hidradenitis Suppurativa Onychomycosis Toe - nail Fungus Ph 2 Topline Results Ph 3 Initiation Ph 2a Initiation Ph 2a Topline Results Ph 3 Initiation Interim Results Ph 3 Topline Results Cash Runway Funded Milestone Requires Additional Capital 27 1. Subject to successful completion of each previous phase and/or capital availability.

Financial & IP Highlights

~$1M/qtr
Current G&A burn as a public co.

~$33M
Total money raised since inception (2015)

~$24M
Cash burned since inception[1]

$10.4M Cash Balance
As of September 30, 2026

Cash Runway into Q3 2027
Additional capital available under existing facilities

~30.5M Common Shares Outstanding
As of September 30, 2026

Extensive Patent Families
Various patent families for composition and/or methods around API

17 Issued Patents
Various additional applications pending

Coverage Through 2040
Various applications pending to extend coverage

TURN THERAPEUTICS

1. Accumulated deficit includes stock-based compensation and other non-cash expenses.

28

Management & Board Key Management Bradley Burnam CEO, Chairman & Founder Dr. Neil Ghodadra, MD Chief Medical Officer Dr. Robert Redfield, MD Chief Scientific Officer Dr. Stephen Hahn, MD Clinical and Regulatory Lead Sasha Damouni Ellis Corporate Communications & IR Zuraiz Chaudhary Chief Accounting Officer Board Members Advisors & KOLs Dr. R. Daniel Davis, DPM Former President, CPMA & APMA Board of Trustee Dr. Davis is board Certified Foot and Ankle Surgeon and has been in practice for over 30 years. Dr. Dan Davis is an advisor and KOL for Turn’s onychomycosis program. Arthur Golden, JD Senior Counsel, Davis Polk & Wardwell Andrew Gengos Former CFO Terns Pharmaceuticals Kent Kester, MD Executive Director, Vaccine Research and Development at CEPI Martin Dewhurst McKinsey Veteran Senior Advisor at PJT Partners Stephen Bresnick, MD Board - Certified Plastic Surgeon Dr. Stephen Bresnick is a board - certified surgeon in skin health and immunology - related fields, has two doctorate degrees, and is an esteemed research publisher. Dr. Bresnick is an advisor and KOL for Turn’s Atopic Dermatitis program. 29

Investors@turntherapeutics.com 250 N. Westlake Blvd, #210 Westlake Village, CA 91362 Thank You!

Appendix In - vivo and Safety Study 31

57% Reduction in Disease Severity in an IL - 36 Environment 1 N = 30 Inflammation induced using a standardized epicutaneous Staphylococcus aureus exposure protocol Group 1 N = 10 Pre - treatment Control Group 2 N = 10 No Treatment Control Group 3 N = 10 GX - 03 Treatment 3.33 ~ Mean IGA after 7 days of S. aureus inducement 3.33 ~ Mean IGA after 7 days of S.aureus inducement 3.00 ~ Mean IGA after 7 days of no treatment 3.33 ~ Mean IGA after 7 days of S.aureus inducement 1.44 ~ Mean IGA after 7 days of GX - 03 treatment IL - 36 expression observed following microbial challenge No significant reduction in IGA 57% reduction in IGA over 7 days of treatment 1. Utilizing a validated in - vivo AD model , www.cell.com 32 Group 2 and Group 3 at 14 days (p - value ~ 0.0003) 4 Before After 3.0 IGA Score 3 2 1.44 1 Group 2 Group 3 Before After

Observed Inhibition of Key Upstream and Downstream Cytokines IL - 36 α Protein Expression (Raw Integrated Density) Objective: To ascertain the immunological inhibitory effects of GX - 03 for upstream and downstream cytokines N = 36 Group 1: no treatment (N = 18) Group 2: GX - 03 treatment (N = 18) Inflammation induced using a standardized epicutaneous Staphylococcus aureus exposure protocol 7000 6000 5000 4000 3000 2000 1000 0 6000 IL - 36 γ Protein Expression (Raw Integrated Density) 5000 4000 3000 5586 2788 4865 2479 2000 1000 0 Group 1 Group 2 Group 2 Group 1 Group 2 Group 2 Cytokine Inhibition Demonstrated: IL - 31 Protein Expression IL - 4 Protein Expression (Raw Integrated Density) 4160 3465 p - value % Inhibition Cytokine 0.0000000000 50.08% IL - 36 α 0.0000000435 49.05% IL - 36 γ 0.0000011200 67.70% IL - 31 0.00002870 16.71% IL - 4 Group 1 Group 2 Group 2 5000 Density) Integrated (Raw 2500 4000 2000 3000 1500 2000 1000 1000 477 1477 500 0 0 Group 1 Group 2 Group 2 33

Phase 1-Level Safety Data:
53 Patients RIPT Study

Trial Design

- First application: 48 hours of continuous exposure
- 2nd through 9th application: 24 hours of continuous exposure three times a week for three consecutive weeks

Endpoints:

Adverse reaction of erythema and edema scoring:

0 = no reaction
1 = erythema throughout at least ¾ of site
2 = erythema and induration throughout at least ¾ of site
3 = erythema, induration & vesicles
4 = erythema, induration & bullae

Trial Results:

No adverse reactions of any kind
were reported during the study

(580+ applications across all subjects)

GX-03 has been FDA cleared as **non-cytotoxic**, **non-sensitizing** and **non-irritating**

TURN THERAPEUTICS
34

Appendix Stage 1 Subgroup Analysis 35

Moderate - Severe AD: Assessing for Stage 2 EASI Enrichment IGA 3/4 & Baseline EASI ≥ 10 Treatment Difference Vehicle (n=4) GX - 03 (n=9) Endpoint Δ 30.6% 25.0% (1/4) 55.6% (5/9) Week 4 vIGA - AD Success vIGA of 0/1 with ≥ 2 grade improvement Δ 38.9% 50.0% (2/4) 88.9% (8/9) Week 4 EASI - 75 Δ 27.8% 50.0% (2/4) 77.8% (7/9) Week 8 EASI - 90 Δ - 5.6% 50.0% (2/4) 44.4% (4/9) Week 8 EASI - 100 Vehicle n=4 GX - 03 n=9 Baseline Characteristics 14.8 (3.51) 22.1 (10.8) Mean EASI (SD) 3.25 (0.43) 3.44 (0.49) Mean vIGA (SD) Baseline characteristics favor Vehicle 36

Interim Analysis – EASI 1.1 – 7 Subgroup Presents as Meaningful on Key Disease Clearance Endpoints Treatment Difference Vehicle (n=18) GX - 03 (n=14) Endpoints Δ 38.1% 33.3% (6/18) 71.4% (10/14) Week 4 vIGA - AD Success vIGA of 0/1 with ≥ 2 grade improvement Δ 23.1% 5.6% (1/18) 28.6% (4/14) Week 4 EASI - 100 Δ 24.6% 11.1% (2/18) 35.7% (5/14) Week 8 EASI - 100 Vehicle n=18 GX - 03 n=14 Baseline Characteristics 3.99 (1.70) 3.59 (1.71) Mean EASI (SD) 3 (0.79) 3 (0.69) Mean vIGA (SD) Balanced Population Baseline disease severity was well balanced between treatment groups, supporting interpretation of the observed treatment differences. 37